MANAGED PORTFOLIO SERIES

Tortoise MLP & Pipeline Fund

(the “Fund”)

Supplement dated March 29, 2012 to:

Prospectus and Summary Prospectus for the Fund
dated March 29, 2012.

Subject to shareholder approval, the Board of Trustees of Managed Portfolio Series (the “Board”) approved a change to the Fund’s diversification status from diversified to non-diversified. At a special meeting of shareholders of the Fund scheduled to be held on May 2, 2012, the Fund will seek approval to change the Fund’s diversification status from diversified to non-diversified, as those terms are defined under the Investment Company Act of  1940, as amended (“1940 Act”) . Proxy materials containing information about the special meeting and the proposed change were mailed to all shareholders of record as of February 24, 2012.

As a diversified fund, the Fund currently has a fundamental policy that with respect to 75% of its total assets, stating that it will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). If the proposal is approved, (i) the Fund would be re-classified and managed as a non-diversified fund, which means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act and (ii) the Board has approved the adoption of a new non-fundamental investment policy that limits the Fund to investing no more than 10% of its total assets in securities of any issuer, calculated as of time of purchase of such securities. The Fund will also continue to elect to be treated as a regulated investment company (“RIC”) under the tax code and remain subject to RIC diversification requirements.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the fund’s overall value to decline to a greater degree than if the fund held a diversified portfolio.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 855-TCA-Fund (855-822-3863).

This supplement should be retained with your Prospectus for future reference.